THE ALGER FUND

Supplement dated September 17, 1997 to the Statement of Additional Information dated August 1, 1997

The following supplements the section entitled "Exchanges and Conversions" on pages 14-16 of the Statement of Additional Information:

     Certain Money Market Portfolio Shares

     Shares of the Money Market Portfolio (the "Portfolio") that have been acquired in exchange for shares of Spectra Fund, together with Portfolio shares acquired through reinvestment of dividends on such shares, may be exchanged for Spectra Fund shares. These exchanges will be effected at the respective net asset values of Spectra Fund and Portfolio shares next determined after the exchange request is accepted, with no sales charge or transaction fee imposed. For more information about such exchanges, please call (800) 992-3863. The Alger Fund reserves the right to terminate or modify this exchange privilege upon notice to shareholders.